PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of December 31,
	2018	2019
	RMB	RMB
Software and electronic equipment	14,453	36,283
Buildings	19,342	19,342
Leasehold improvements	10,404	26,744
Total	44,199	82,369
Less: accumulated depreciation	(12,029)	(21,438)
Construction in progress	7,872	3,419
Property, plant and equipment, net	40,042	64,350